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                                                                 EXHIBIT 10.17

                            PRAEGITZER INDUSTRIES, INC.
                           EMPLOYEE STOCK PURCHASE PLAN

    The following constitute the provisions of the Employee Stock Purchase Plan of Praegitzer Industries, Inc.

1.  PURPOSE.

    The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company. It is the intention of the Company to have the plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

2.   DEFINITIONS.

     (a)  "BOARD" shall mean the Board of Directors of the Company.

     (b)  "CODE" shall mean the Internal Revenue Code of 1986, as amended.

     (c)  "COMMON STOCK" shall mean the Common Stock of the Company.

     (d) "COMPANY" shall mean Praegitzer Industries, Inc., an Oregon corporation.

     (e) "COMPENSATION" shall mean all cash compensation, including variable compensation for field sales/service personnel, incentives, bonuses, overtime and shift premium.

     (f) "CONTINUOUS STATUS AS AN EMPLOYEE" shall mean the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of a leave of absence agreed to in writing by the Company, provided that such leave is for a period of not more than 90 days or re-employment upon the expiration of such leave is guaranteed by contract or statute.

     (g) "CUSTODIAN" shall mean the brokerage firm selected by the Company to hold shares purchased for Employee's accounts under the Plan.

     (h) "DESIGNATED SUBSIDIARIES" shall mean the Subsidiaries whose employees are eligible to participate in the Plan, as such subsidiaries may be designated by the Board from time to time in its sole discretion.

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     (i)  "EMPLOYEE" shall mean any person, including an officer, who is customarily employed for at least twenty (20) hours per week by the Company or any Designated Subsidiary.

     (j) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

     (k) "EXERCISE DATE" shall mean the last trading day of each Offering Period of the Plan.

     (l) "OFFERING DATE" shall mean the first trading day of each Offering Period of the Plan.

     (m)  "OFFERING PERIOD" shall mean a period of six (6) months.

     (n)  "PLAN" shall mean this Employee Stock Purchase Plan.

     (o) "SUBSIDIARY" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

3.   ELIGIBILITY.

     (a)  Any person who has been continuously employed as an Employee for three
(3) months as of the Offering Date of a given Offering Period shall be eligible to participate in such Offering Period under the Plan, subject to the requirements of paragraph 5 and the limitations imposed by Section 423(b) of the Code.

     (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424 (d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any subsidiary of the Company, or (ii) which permits his or her rights to purchase stock under all employee stock purchase plans (described in Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate which exceeds Twenty Five Thousand Dollars ($25,000) of fair market value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

4.   OFFERING PERIODS.

     The Plan shall be implemented by a series of Offering Periods, with a new Offering Period commencing on February 15th and August 15th of each year and ending on

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August 14 and February 14 of each year.  The Board shall have the power to change the duration and/or the frequency of Offering Periods with respect to future offerings without stockholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be affected.

5.   PARTICIPATION.

     An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with the Company's payroll office at least ten (10) business days prior to the applicable Offering Date, unless a later time for filing the subscription agreement is set by the Board for all eligible Employees with respect to a given Offering Period.

6.   PAYROLL DEDUCTIONS.

     (a) At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each payday during the Offering Period, subject to such dollar or percentage limitations during an Offering Period as the Company shall determine prior to such Offering Period as described in the applicable subscription agreement; provided, however, that the aggregate of such payroll deductions during the Offering Period shall not exceed twenty percent (20%) of the participant's aggregate Compensation during said Offering Period and the minimum payroll deduction shall be $20 per paycheck.

     (b) All payroll deductions made for a participant shall be credited to his or her account under the Plan. A participant may not make any additional payments into such account.

     (c) A participant may discontinue his or her participation in the Plan as provided in paragraph 10 or may increase or decrease the rate or amount of his or her payroll deductions (within the limitations of paragraph 6(a)) by completing and filing with the Company a new subscription agreement authorizing a change in the rate or amount of payroll deductions; provided however that a participant may not change the rate or amount of his or her payroll deductions more than four times in any one calendar year; and provided further, however, that an increase in payroll deductions shall not be effective until the first payday of the next Offering Period. The change in rate or amount shall be effective with the first full payroll period following ten (10) business days after the Company's receipt of the new subscription agreement. Subject to the limitations of paragraph 6(a), a participants subscription agreement shall remain in effect for successive Offering Periods unless revised as provided herein or terminated as provided in paragraph 10.

7.   GRANT OF OPTION.


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     (a)  On the Offering Date of each Offering Period each eligible Employee participating in such Offering Period shall be granted an option to purchase on the Exercise Date of such Offering Period up to a number of shares of common Stock determined by dividing such Employee's payroll deductions accumulated prior to such Exercise Date and retained in the Employee's account as of the Exercise Date by the lower of (i) eighty-five percent (85%) of the fair market value of a share of Common Stock on the Offering Date or (ii) eighty-five percent (85%) of the fair market value of a share of Common Stock on the Exercise Date; provided that in no event shall an employee be permitted to purchase during any Offering Period more than three thousand (3,000) shares of Common Stock, and provided further that such purchase shall be subject to the limitations set forth in paragraphs 3(b) and 12 hereof. Exercise of the option shall occur as provided in paragraph 8, unless the participant has withdrawn pursuant to paragraph 10. Fair market value of a share of the Company's Common Stock shall be determined as provided in paragraph
7(b) herein.

     (b) The option price per share of the shares offered in a given Offering Period shall be the lower of: (i) 85% of the fair market value of a share of Common Stock on the Offering Date; or (ii) 85% of the fair market value of a share of Common Stock on the Exercise Date. The fair market value of the Common Stock on a given date shall be the closing price of the Common Stock for such date as reported by the National Association of Securities Dealers Automated Quotation (NASDAQ) National Marketing System or, if such price is not reported, the mean of the bid and asked prices per share of the Common Stock as reported by NASDAQ or, in the event the Common Stock is listed on a stock exchange, the fair market value shall be the closing price on such exchange on such date as reported in the Wall Street Journal.

8.   EXERCISE OF OPTION.

     Unless a participant withdraws from the Plan as provided in paragraph 10, his or her option for the purchase of shares will be exercised automatically on the Exercise Date of the Offering Period, and the maximum number of full and fractional shares subject to option will be purchased for him or her at the applicable option price with the accumulated payroll deductions in his or her account. Any amount remaining in a participant's account after an Exercise Date because of the limitations in paragraphs 3(b), 7 or 12 hereof will be repaid to the participant. The shares purchased upon exercise of an option hereunder shall be deemed to be transferred to the participant on the Exercise Date.

9.   DELIVERY AND CUSTODY OF SHARES.

     As promptly as practicable after the Exercise Date of each Offering Period, the Company shall deliver shares purchased by the participants to the Custodian who shall hold the shares for the participants' accounts. By appropriate instructions to the Custodian, a participant may instruct the Custodian to sell shares held by the Custodian for the participant's account (with brokerage fees to be paid by the participant). If a participant desires to sell all of the shares in his or her account, the Custodian or the

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Company will purchase any fraction of a share in the account at the same price per share that the whole shares are sold on the market. A participant may make a gift of shares held in his or her account by giving the Custodian appropriate instructions to transfer such shares to the name of the gift recipient. Except for a sale or gift permitted by this paragraph, a participant may not transfer shares from his or her account with the Custodian until two years after the termination of the participant's employment.

10.  WITHDRAWAL; TERMINATION OF EMPLOYMENT.

     (a) A participant may withdraw all but not less than all the payroll deductions credited to his or her account under the Plan at any time prior to the 10th business day prior to the Exercise Date of the Offering Period by giving written notice to the Company. All of the participant's payroll deductions credited to his or her account will be paid to him or her promptly after receipt of his or her notice of withdrawal and his or her option for the current period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made unless the participant reinstates participation in the Plan by filing a subscription agreement for a subsequent Offering Period.

     (b) Upon termination of the participant's Continuous Status as an Employee prior to the Exercise Date of the Offering Period for any reason, including retirement or death, the payroll deductions credited to his or her account will be returned to him or her or, in the case of his or her death, to the person or persons entitled thereto under paragraph 14, and his or her option will be automatically terminated.

     (c) In the event an Employee fails to remain in Continuous Status as an Employee of the Company for at least twenty (20) hours per week during the Offering Period in which the Employee is a participant, he or she will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to his or her account will be returned to him or her and his or her option terminated.

     (d) A participant's withdrawal from an offering will not have any effect upon his or her eligibility to participate in a succeeding offering or in any similar plan which may hereafter be adopted by the Company.

11.  INTEREST.

     No interest will accrue on the payroll deductions of a participant under the Plan.

12.  STOCK.

     (a) The maximum number of shares of Common Stock which shall be made available for sale under the Plan shall be 200,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in paragraph 18. If, on a given Exercise Date, the total number of shares with respect to which options are to be exercised, exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall

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be practicable and as it shall determine to be equitable.  Any amounts remaining in an Employee's account not applied to the purchase of stock pursuant to this paragraph 12 shall be refunded on or promptly after the Exercise Date.

     (b) A participant will have no interest or voting right in shares covered by his or her option until such option has been exercised.

13.  ADMINISTRATION.

     The Board, or a committee named by the Board, shall supervise and administer the Plan and shall have full power to adopt, amend and rescind any rules deemed desirable and appropriate for the administration of the Plan and not inconsistent with the Plan, to construe and interpret the Plan, and to make all other determinations necessary or advisable for the administration of the Plan.

14.  DESIGNATION OF BENEFICIARY.

     A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death. Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

15.  TRANSFERABILITY.

     Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or the receipt of shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in paragraph 14 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with paragraph 10.

16.  USE OF FUNDS.

     All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.


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17.  REPORTS.

     Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees promptly following each Exercise Date which statements will set forth the amounts of payroll deductions, the per share purchase price and the number of shares purchased.

18.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.

     Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but have not yet been placed under option (collectively, the "Reserves") as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, the conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Board, whose determination in this respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

     In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be assumed or substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the Offering Period will terminate immediately prior to the consummation of such proposed action.

     The Board may, if it so determines in the exercise of its sole discretion also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights or offerings or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.


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19.  AMENDMENT OR TERMINATION.

     The Board may at any time and for any reason terminate or amend the Plan except that any amendment to increase the number of shares of Common Stock available for issuance under the Plan must be approved by the stockholders within 12 months of adoption by the Board. In addition, except as provided in paragraph 18, no amendment or termination shall be made which would impair the rights of any participant under any grant theretofore made, without his or her consent. In addition, to the extent necessary to comply with Rule 16b-3 under the Exchange Act or Section 423 of the Code (or any other successor rule or provision or any other applicable law or regulation), the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

20.  NOTICES.

     All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

21.  STOCKHOLDER APPROVAL.

     Continuance of the Plan shall be subject to approval of the stockholders of the Company within 12 months after the date the Plan was adopted.

22.  CONDITIONS UPON ISSUANCE OF SHARES.

     Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

23.  TERM OF PLAN.

     The Plan became effective upon its adoption by the Board of Directors on May 17, 1996 and shall continue in effect until all shares available for issuance under the Plan have been issued unless sooner terminated under paragraph 19.

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24.  TAX WITHHOLDING.

     Each participant who has purchased shares under the Plan shall immediately upon notification of the amount due, if any, pay to the Company in cash amounts necessary to satisfy any applicable federal, state and local tax withholding determined by the Company to be required. If the Company determines that additional withholding is required beyond any amount deposited at the time of purchase, the participant shall pay such amount to the Company on demand. If the participant fails to pay the amount demanded, the Company may withhold that amount from other amounts payable by the Company to the participant, including salary, subject to applicable law.

25.  EXPENSES.

     The Company shall pay all expenses incident to the operation of the Plan, other than expenses in connection with the sale of shares by the Custodian at the request of a participant.